eWellness Healthcare™

Introducing Phzio

**OTCQB: "EWLL"**

Phzio



1. Disrupt the $30B physical therapy industry

2. Penetrate the growing $8B corporate wellness market

3. Re-define the way medicine is delivered

# The Phzio Solution:
# A New Physical Therapy Delivery System


Continue Treatment

Phzio

- SaaS technology platform solution for providers bundling rehabilitation services and employer wellness programs
- First real-time remote monitored 1-to-many physical therapy treatment platform for home use
- Ability for physical therapists to observe multiple patients simultaneously in real-time
- Solves what has been a structural problem and limitation in post-acute care practice growth

# Launched Phzio in June 2015: Positive Early Results Reported



- Experiencing 20% higher adherence & compliance versus industry
- Tracking to 30% increase in net income for PT practice
- Receiving reimbursements from major payors such as Anthem Blue Cross, Aetna & Blue Shield

"The mix of in-person and online sessions just fits for me. I would not have stuck with the program otherwise."

- MM, Patient

eWellness Healthcare

# Management



## Darwin Fogt, MPT, CEO

- Founded Evolution Physical Therapy, a state of the art clinic in Los Angeles
- Licensed Physical Therapist in New York and California
- Specializes in neurological rehabilitation, orthopedic and sports medicine
- Active in community outreach & educational programs in conjunction with the Los Angeles Clippers



## Curtis Hollister, CTO

- Founder of Social Pixels & Ripplefire
- Founded a Canadian internet service provider in 1995 and sold in 1997
- Has grown and sold a number of startups afterwards
- Since 1999, has been focusing on helping public companies apply online media & digital campaigning to IR



## Douglas MacLellan, Chairman

- 27+ years of senior-level international executive business experience, primarily in the financial information, pharmaceuticals, telecoms, software, consumer products and IT industries
- 22+ years of public company board experience and 16 years of active audit committee chair experience
- Helped raise $775M+ for development stage, startup and mid-cap companies



## David Markowski, CFO

- Former CEO and Co-Founder of GFNN, Inc.
- Former VP of Finance of Medcom USA, a NASDAQ listed company
- A decade of investment banking experience on Wall Street involved in financing start-ups and public offerings

eWellness Healthcare

# Physical Therapy Industry in US

**$30B+ in 2015**

Projected Growth
6.8 – 7.0% annually

**Numerous Drivers for Long-term Growth**

*Sources: Harris Williams & Co., Physical Therapy Market Overview, Feb 2014*
*IBISWorld, Physical Therapists in the US (Report 62134), May 2015*

# Physical Therapy Industry in US



Physiotherapy Associates,1.7%
Select Medical, 2.6%
Highly Fragmented Sector, 88.6%
Kindred Healthcare,4.6%
US Physical Concentra, 1.5%
US Physical Therapy, 1.0%

Highly fragmented industry with largest 50 competitors comprising <25% of the market

- 100k physical therapy clinics and 225k physical therapists in the US

*Sources: Harris Williams & Co., Physical Therapy Market Overview, Feb 2014*
*IBISWorld, Physical Therapists in the US (Report 62134), May 2015*
*US Bureau of Labor Statistics, Occupational Outlook Handbook, 2014-15 Ed.*
*Provident Healthcare Partners, Insights: Rehabilitation Update, 2015*
*McGuireWoods, The Top Areas in Healthcare for Private Equity Investment, Feb 2014*

# The Physical Therapy Industry Has a Delivery Problem

1 Delivery of physical therapy difficult and expensive to scale; 1-on-1, in-office treatments

2 Declining insurance reimbursements and increased costs

3 Profits decreasing by 27% since 2006 due to growth constraints/costs

? What if physical therapy practices had a way to scale profitably using a technology platform that could help them grow beyond the limits of the typical physical therapy practice?

eWellness Healthcare

# Adoption of bundled payment model provides a business opportunity for Phzio



Acquisition Channels
Providers
Corporate Wellness Programs
Independent PT Clinics
# of Potential Users
Severe Injury
(e.g., paralysis)
Surgery Recovery
Acute & Chronic Pain
(e.g., knee, hip, back, shoulder)
Health Risk Reduction (ex: Obesity, Pre or Type 2 Diabetes)
Applicability of Phzio
Private
CMS
Pre
Post
CMS bundled payment model now includes post-acute telehealth treatments such as Phzio

# Corporate Wellness Industry in the US



US Corporate Wellness Market
$8B
Nutrition & Weight Mgmt 17%
Fitness Services 16%
Other 67%

Fitness, nutrition and weight management accounted for ***$2.6B*** of the Corporate Wellness Market in 2014.

Corporate Wellness Market projected to grow at ***8.4% annually*** in the next 5 years

eWellness Healthcare

IBISWorld Industry Report OD4621; Corporate Wellness Services in the US March 2015

# Phzio Treatment Session

**Communication** between patients and PT conducted via text / video messaging

Patient is able to examine her form during exercises

**Patient's View of the Phzio Platform**


Phzio
Home > Perform Treatment > Treatment: 10.1
Actions
Aaron Page, DPT
00:41
35:29

eWellness PT Aaron **remotely monitoring** his patients **real-time** in his office

# Phzio Patient Workflow / Experience

## 1.Physician

During physical examination, physician determines that patient has pain and symptoms which would be alleviated by physical therapy. Physician gives patient a physical therapy prescription for our PHZIO program

## 2. Patient On-boarding

Patient is put through an evaluation protocol to diagnose and establish baseline conditions and metrics.

## 3. Phzio Treatment Protocol

6 month treatment regimen consisting of:

- 3x per week*: Video-based exercises with real-time PT & PTA monitoring for 40min per day

Note: Treatment frequency is based on protocol and patient need.

## 4. Compliance & Billing

PT & Patient complete post-treatment evaluations.

Billing documentation processed after each session

# Why Clinics Will Adopt Phzio

| | 1-to-1, in-person | | 1-to-many, online |
|---|---|---|---|
| REIMBURSEMENT | $50-80 per patient | → | $50-80 per patient |
| PATIENTS | Up to 15 per day | | Up to 15 per hour |
| REVENUE | $750-1,200 per day | | $750-1,200 per hour |

1) Profitability

2) Fits into current PT Workflow

3) Patient Satisfaction & Outcomes

**PROJECTED CLINIC REVENUE AND PROFIT**

| Months in Operation | Projected Revenue | Projected # Patients | Projected Gross Profit |
|---|---|---|---|
| 3 | $17K | 21 | $14K |
| 6 | $72K | 62 | $62K |
| 9 | $139K | 92 | $117K |
| 12 | $204K | 100 | $170K |

# Business Model & Pricing

## Joint Replacement CMS Bundled Payment Channel

- Revenue to eWellness: $400 per patient
  - 24 online remote-monitored sessions via Phzio-licensed platform and 12 in-office visits

## Independent Clinic Channel

- Flat Fee: $15 per physical therapist remote-monitored exercise session
- No changes to current reimbursement model workflow
- No upfront / licensing fees for clinic
- SaaS Support Model

## Corporate Wellness Channel

- Program Usage Fee: $600/employee per 6 month program
- Channel Partner Revenue Share: $35/user
- No licensing or subscription fees
- SaaS Support Model

# Partner Landscape & Sales Channels

**POTENTIAL PARTNERS**

### PT Billing & Practice Management Providers

- WebPT
- Clinicient
- kareo Go Practice
- athenahealth
- planetrehab
- GE Healthcare

### Existing Software-based Telemedicine Platforms

- TELADOC
- Dr DOCTOR ON DEMAND
- MDLIVE
- American Well
- CARENA
- MeMD

# Competitive Landscape

**DIRECT COMPETITORS**

### Avatar / Kinect-based Telerehab Platforms

- reflexion health
- RespondWell
- Physmodo
- JINTRONIX
- Motion Care 360
- FIVE PLUS

### Other Video-based Physical Therapy Solutions

- BLUEJAY mobile health
- PT PAL
- VitalRock
- PHYSIOTEC
- SimpleTherapy
- YouTube

### Phzio's Advantages Over Competitors

- Real-time monitoring by physical therapists
- 1-to-many platform
- Treatments reimbursable by payors
- Compliance & adherence by patients

# Background on the Technology

**Team:** Curtis Hollister, Lead Designer
3 Team members (2 developers, 1 content production)

## Core Video Management System

- Used by AT&T, Government of Canada
- Content Management & Storage
- Live Streaming management
- Video provisioning
- Real-time metrics
- User management

## Phzio Telemedicine

- Web RTC STUN AND TURN servers
- Muti-session Remote Video Monitoring
- Google ID Management API
- Treatment routing and security
- User Authentication
- Patient profiling, evaluation, treatment tracking
- Video Messaging System, Patient Video Journal
- Billing

Phzio



Metrics & Analytics
Search
Dashboard
Embed Tracking
Videos
Promotions
Reports
Syndication Points
Account
AT&T Commercial – "I Accept"
116.7 K
21
Momentum Data
26%

**Cloud Service is provisioned via Amazon**

- Storage
- Application Servers
- Application Portal
- Transcoding Servers
- STUN/TURN Servers
- DB
- VPN
- Load Balancers
- Region: West Coast

# IP and licensing

## Currently eWellness has developed important and unique IP elements throughout its Phzio Platform. This includes:

- WebRTC STUN/TURN messaging server to support all video, audio and interface based messaging (note: this technology could be licensed to other service providers)
- On-demand and live video monitoring array for a one-to-one and one-to-many treatment protocol model
- 56 hours of video treatment protocols
- Protocol management system for managing treatment programs and approved specialists
- Patient and PT video journaling and messaging
- Patient baseline to desired outcomes metrics (tracks lifecycle of patient metrics through the system)
- Advanced PT Clinic scheduling system

eWellness has also signed a perpetual license for a video management and streaming platform from Bistromatics Inc.

Phzio


Metrics & Analytics
AT&T Commercial – "I Accept"
116.7 K
21
26%

## Investment Opportunity

- Paid-in capital of $1.7M invested over 3 years to develop and launch product to market
- Publicly trading company (OTC:EWLL)
- Currently raising $2.5M
- Proceeds will be used for:
  - Growth and expansion of business
  - New platform feature development

# Disclosure Statement

This PowerPoint (the "Presentation") has been prepared from information supplied by the management of eWellness Healthcare Corporation ("eWellness" or the "Company") and is being furnished through Mavericks Capital LLC and its affiliated broker-dealer, Mavericks Capital Securities LLC (collectively "Mavericks Capital") as its non-exclusive representative. It is submitted for use solely in connection with the consideration of a strategic partnership or at capital investment in eWellness. Its use for any other purpose is not authorized. It may not be reproduced or redistributed, in whole or in part, nor may its contents be disclosed to any other person. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information. No information contained in this Presentation or any other written or oral communication transmitted or made available to an interested party is, or shall be relied upon as, a promise or representation, whether as to the past or future, and no liability will attach except as provided in a definitive agreement when and if it is executed, and subject to such limitations as may be provided in such agreement. This Presentation does not purport to contain all information that may be required to evaluate the Company or its physical therapy-based telemedicine remote delivery PHZIO™ platform and any recipient hereof should conduct its own independent analysis. In addition, it should be noted that any estimates and projections contained in this Presentation and elsewhere were prepared by or derived from information supplied by the management of eWellness and secondary research sources and involve numerous and significant subjective determinations. Accordingly, no representation or warranty is made as to the accuracy or attainability of such estimates and projections and no liability will be attached. Neither the management of the Company nor Mavericks Capital expects to update or otherwise revise this Presentation.

eWellness Healthcare™

Introducing Phzio